UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 02, 2012 (Date of earliest event reported)
PennantPark Floating Rate Capital Ltd. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00891 (Commission File Number)	27-3794690 (IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY (Address of principal executive offices)		10022 (Zip Code)
212-905-1000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On April 2, 2012, PennantPark Floating Rate Capital Ltd. issued a press release announcing its scheduled earnings release for the second fiscal quarter ended March 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report, pursuant to Item 7.01 and Regulation FD.

The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference in any filling under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of PennantPark Floating Rate Capital Ltd. dated April 02, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 02, 2012	PENNANTPARK FLOATING RATE CAPITAL LTD. By: /s/ Aviv Efrat Aviv Efrat Chief Financial Officer & Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of PennantPark Floating Rate Capital Ltd. dated April 02, 2012